American Airlines, Inc.
6-1162-TRW-0672

6-1162-TRW-0672

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport
Texas 75261-9616

Subject:                      Promotional Support Agreement

Reference:	Purchase Agreement No. 3219 (the Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787-923 aircraft (Aircraft).

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Recital.

Boeing and Customer wish to enter into an agreement pursuant to which each party will contribute equally to promotional programs in support of the entry into Customer’s service of the Aircraft as more specifically provided below.

Agreement.

1.           Definitions.

1.1           “Covered Aircraft” shall mean those Aircraft identified on Table 1 to the Purchase Agreement as of the date of signing of this Letter Agreement and any Substitute Aircraft.

1.2           “Promotional Support” shall mean marketing and promotion programs in support of the entry into Customer service of the Covered Aircraft such as marketing research, tourism development, corporate identity, direct marketing, video tape or still photography, planning, design and production of collateral materials, management of promotion programs, advertising campaigns or such other marketing and promotional activities as the parties may mutually agree.

1.3           “[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.4           “Performance Period” [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.5           “Qualifying Third Party Fees” shall mean [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.           Commitment.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.           Methods of Performance.

Subject to the Commitment Limit, Customer may elect to receive the Promotional Support in either or any combination of the following ways:

3.1           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.2           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.           Commencement Date.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5.           Project Approval.

Following the execution of this Letter Agreement, a Boeing Airline Marketing Services representative will meet with Customer’s designated representative to review and approve the extent, selection, scheduling, and funds disbursement process for the Promotional Support to be provided pursuant to this Letter Agreement.

6.           Confidential Treatment.                                                      Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or in the Purchase Agreement.

Very truly yours,

THE BOEING COMPANY

By

Its            Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:                              , 2008

AMERICAN AIRLINES, INC.

By

Its

P.A. No. 3219
Promotional_Support_Agreement Rev.: 2/07/06

BOEING PROPRIETARY